EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement is made and entered into as of July ___, 1996, by and among Golden Bear Golf, Inc. (the "Company") and those individuals and entities listed on the Signature Page hereto (the
"Shareholders").

                             PRELIMINARY STATEMENTS

                  A. The Company and certain of the Shareholders have entered into that certain Agreement and Plan of Reorganization, dated June 7, 1996, pursuant to which, among other things, the Shareholders have agreed to contribute certain assets and other rights to the Company in exchange for shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock").

                  B. Each share of Class B Common Stock will automatically convert into one share of Class A Common Stock, par value $.01 per share (the "Class A Common Stock").

                  C. The parties anticipate that the Company will consummate an initial public offering of the Company's Class A Common Stock (the "Offering").

                  D. The Company has agreed to grant to the Shareholders certain registration rights for their Registrable Securities (as defined below) after the Offering.

                                    AGREEMENT

                  In consideration of the preliminary recitals and the respective mutual agreements, covenants, representations and warranties herein contained, the parties hereto agree as set forth below.

                  1. CERTAIN DEFINITIONS. In addition to terms defined elsewhere in this Agreement, when utilized in this Agreement the following terms shall have the meanings indicated below, which meanings shall be equally applicable to both the singular and plural forms of such terms:

                  "AFFILIATE" shall have the meaning specified in Rule 144 promulgated by the Commission under the Securities Act.

                  "BUSINESS DAY" shall mean any day on which commercial banks are open for business in New York, New York.

                  "COMMISSION" shall mean the Securities and Exchange
Commission.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


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                  "PERSON" shall mean any natural person, corporation,
unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

                  "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "REGISTRABLE SECURITIES" shall mean (i) the Class A Common Stock held by each Shareholder and (ii) any securities of the Company that may be issued or distributed with respect to, or in exchange for such Class A Common Stock (or other Registrable Securities that can be traced directly or indirectly to such Class A Common Stock), pursuant to a stock dividend or distribution, stock split, combination of shares, recapitalization, reclassification, merger, consolidation, reorganization, conversion right or otherwise, including, without limitation, shares of Class A Common Stock issued or issuable upon conversion of shares of Class B Common Stock.

                  "REGISTRATION STATEMENT" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                  2.       DEMAND REGISTRATION RIGHTS.

                           (a)      Except as provided herein, following the
consummation of the Offering, any Shareholder (a "Requesting Holder") may make a written request to the Company, for registration under the Securities Act of all or part of the Registrable Securities he, she or it then owns ("a "Demand Registration"); PROVIDED, HOWEVER that the Company shall not be obligated to register any Registrable Securities if the aggregate number of Registrable Securities subject to the Requesting Holders request is less than 33% of the aggregate number of shares of the Registrable Securities then outstanding. Any such request by a

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Requesting Holder shall specify the aggregate amount of Registrable Securities to be registered and also shall specify the intended method of disposition thereof. Within ten Business Days after receipt of such registration request the Company shall commence the preparation of the registration of the specified number of shares of Registrable Securities; PROVIDED, HOWEVER, that the Company may, upon written notice to the Requesting Holder given within such ten Business Day period, delay such commencement for a reasonable period of time, but not for more than 90 calendar days from the Company's receipt of the request for such Demand Registration, (x) as is necessary to prepare audited financial statements of the Company for its most recently completed fiscal year or other audited financial statements reasonably required in the Registra- tion Statement or (y) if the Company would be required to disclose in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and the Board of Directors of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain in reasonable detail the reasons for such delay. If the Company shall so delay commencement of the preparation of such Demand Registration, the Requesting Holder may, within 30 calendar days after receipt of the notice of delay, notify the Company that it is withdrawing its request for registration and such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof. In addition, if the Requesting Holder so notifies the Company of his, her or its determination to withdraw its request for registration and, within the 60 calendar days immediately following the end of the 90-day deferral period, makes a written request to the Company for registration of Registrable Securities that were subject to the registration withdrawn pursuant to the preceding sentence, the Company shall have no right to defer such registration pursuant to this Section 2(a).

                           (b)      Except as provided by Section 2(d) below and
subject to the hold-back restrictions set forth in Section 7 hereof, each of the Shareholders shall be entitled to three Demand Registrations; PROVIDED, HOWEVER, that the Company shall not be required to comply with this Section 2(b) more than once in any 12 calendar month period.

                           (c)      The offering of the Registrable Securities
sought to be registered pursuant to any such Demand Registration shall be in the form of an Underwritten Offering if requested by the Requesting Holder. If the managing underwriter or underwriters determine in good faith that the total number of shares of Registrable Securities proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the number of shares of Registrable Securities shall be reduced or limited to the number that, in the reasonable opinion

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of such managing underwriter or underwriter, can be sold without materially adversely affecting the success of such offering.

                           (d)      If (i) more than one-third of any Requesting
Holder's Registrable Securities sought to be registered in the Demand Registration is not included in such registration pursuant to Section 2(c); (ii) a Demand Registration is delayed pursuant to Section 2(a) hereof and does not become effective within 120 days following the 90 days referred to in Section 2(a) hereof; (iii) a Demand Registration is not delayed pursuant to Section 2(a) hereof and the Registration Statement filed in respect of such Demand Registration does not for any reason become effective within 90 days after such Requesting Holder's demand for registration hereunder; (iv) such Registration Statement, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court by reason of an act or omission by the Company or any of its subsidiaries or (v) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its subsidiaries (other than by reason of facts or circumstances not within the control of the Company or any such subsidiary), then in each such case such Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by such Requesting Holder in Section 2(b).

                           (e)      The Company shall be entitled to include in
any registration statement filed pursuant to Section 2(a): (A) securities of the Company held by any other shareholder of the Company; and (B) securities of the Company to be sold by the Company for its own account; except, in either case, to the extent that the Company is advised by the managing underwriter that the inclusion of such securities may, in the opinion of such underwriter, materially adversely affect the successful marketing of all the Registrable Securities sought to be offered by the Requesting Holders, in which case, the number of securities to be included in the offering by the Company or such other shareholders of the Company shall be reduced to the extent necessary as shall be reasonably determined by such underwriter, in good faith.

                  3.       PIGGYBACK REGISTRATION RIGHTS.

                           (a)      PIGGYBACK REGISTRATION.  Subject to the
limitations set forth in Section 3(c), if the Company shall propose to issue and register shares of its equity securities on its own behalf or to register equity securities on behalf of any holder of its equity securities under the Securities Act, the Company shall give written notice as promptly as possible of such registration to each of the Shareholders (which notice shall include the anticipated filing date of the Registration Statement and the number of its equity securities proposed to be included in the Registration Statement), and will use its best efforts to include

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in the offering such amount of the Registrable Securities as any Shareholder (a
"Participating Holder") shall request to be included by written notice to the Company received within fifteen days after receipt of the Company's notice, upon the same terms (including the method of distribution) as the equity securities being sold by the Company or any such holder pursuant to any such offering (a "Piggyback Registration").

                           (b)      REQUIREMENTS OF REQUEST.  Each request
delivered to the Company pursuant to Section 3(a) shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Participating Holder; and (ii) contain the undertaking of the Participating Holder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Commission and state securities and "blue sky" laws and to obtain acceleration of the effective date of the Registration Statement.

                           (c)      LIMITATIONS ON INCIDENTAL REGISTRATIONS.
The obligations of the Company to cause Registrable Securities to be registered pursuant to this Section 3 are subject to each of the following limitations, conditions and qualifications:

                                    (i)  The Company shall not be required to
give notice or include Registrable Securities in any registration if the proposed registration is primarily: (A) a registration of a stock option, thrift, employee benefit or compensation plan or of securities issued or issuable pursuant to any such plan; (B) a registration of securities proposed to be issued in connection with a dividend reinvestment plan or stock purchase plan; (C) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or other entity; (D) a registration of securities to be offered by the Company to its then existing security holders; or (E) a registration of securities which is a combination of any of the above.

                                    (ii)  If the Company is advised by the
managing underwriter or its investment banking firm if the offering is not underwritten, that the inclusion of Registrable Securities may, in the opinion of such underwriter or investment banking firm, as the case may be, materially adversely affect the successful marketing of the securities proposed to be offered by the Company, the number of shares of Registrable Securities to be included in the offering shall be reduced or eliminated to the extent necessary as shall be reasonably determined by such underwriter or investment banker, as the case may be, in good faith; provided that as to the Participating Holders, such reduction shall be pro rata with respect to all securities to be sold by persons other than the Company; and, PROVIDED, FURTHER, that in such event, the Participating Holder shall have the right to withdraw their requests to participate in the offering.

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                                    (iii)  If any Participating Holder elects
not to participate in any offering in which it had previously requested the registration described in Section 3(a), the Participating Holder may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter or underwriters, if any, at least 30 days prior to the planned effective date of such Piggyback Registration.

                                    (iv)     The Company may, in its sole
discretion and without the consent of or prior notice to any Participating Holder, withdraw such registration statement and abandon the proposed offering in which the Participating Holder had requested to participate at any time.

                  4. CERTAIN OBLIGATIONS OF THE COMPANY. In connection with any registration of Registrable Securities undertaken by the Company hereunder, the Company shall:

                           (a)      prepare and file with the Commission, as
soon as practicable after receipt of the registration request referred to in
Section 2 or 3 hereof, and use its best efforts to have declared effective, a Registration Statement relating to the Demand Registration or Piggyback Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the Commission to be filed therewith, and cooperate and assist in any filings required to be made with any national stock exchange or national or computerized market system on which the Registrable Securities sought to be registered are to be listed or quoted; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review of such Shareholder and the managing underwriter or underwriters, if any, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the managing underwriter or underwriters, if any, or such Shareholders shall reasonably object in writing;

                           (b)      cause the Prospectus to be supplemented by
any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Requesting Holder or Participating Holder set forth in such Registration Statement or supplement to the Prospectus; PROVIDED, HOWEVER, that any actions taken by the Company in good faith and for valid business reasons,

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including, without limitation, the acquisition or divestiture of assets, shall not violate the foregoing so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable;

                           (c)      notify each Requesting Holder and
Participating Holder and the managing underwriter or underwriters, if any, and (if requested by any such Person) confirm such notice in writing: (i) when the Registration Statement or any amendment thereto or the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and to furnish each such Shareholder and underwriter with copies thereof, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order or similar order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 4(1) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus or any document incorporated in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading.

                           (d)      make every reasonable effort to obtain the
withdrawal of any stop order or other order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus, at the earliest possible moment;

                           (e)      if requested by any Requesting Holder or
Participating Holder or the managing underwriter or underwriters, if any, incorporate in a Prospectus supplement or post-effective amendment such information as such Shareholder or the managing underwriter or underwriters, if any, reasonably agree should be included therein relating to the plan of distribution with respect to the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company shall not be required to take any actions in this Section 4(e) that would not, in the written opinion of counsel for the Company delivered to each Requesting Holder and Participating Holder, be in compliance with applicable law;

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                           (f)      furnish to each Requesting Holder and
Participating Holder and each managing underwriter or underwriters, if any, without charge, at least one executed copy and as many conformed copies as they may reasonably request of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (g)      deliver to each Requesting Holder and
Participating Holder and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; it being understood and agreed that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each such Shareholder and the managing underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                           (h)      prior to any public offering of Registrable
Securities covered by a Registration Statement, use its best efforts to register or qualify, and cooperate with each Requesting Holder and Participating Holder, the managing underwriter or underwriters, if any, and respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as each such Shareholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required: (i) to qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                           (i)      (i) cooperate with each Requesting Holder
and Participating Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities covered by a Registration Statement to be sold; and
(ii) enable the Registrable Securities covered by a Registration Statement to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two Business Days prior to any sale of such Registrable Securities to the underwriters;

                           (j)      use its best efforts to cause the
Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or

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authorities as may be necessary to enable each Requesting Holder and
Participating Holder or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required to register the Registrable Securities covered by a Registration Statement in any jurisdiction where such registration would subject the Company to general service of process where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                           (k)      upon the occurrence of any event
contemplated by clause (vi) of Section 4(c) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities covered by a Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (l)      enter into such customary agreements
(including an underwriting agreement) on terms reasonably acceptable to the Company and use its best efforts to take all such actions in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration
(i) make such representations and warranties to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, in form, substance and scope, as are customarily made by issuers to underwriters in similar underwritten offerings (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by any Requesting Holder or Participating Holder) addressed to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by any such holder and the underwriters, (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accounts addressed to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall set forth certain indemnification provisions and procedures with respect to all parties to be indemnified pursuant thereto, which provisions and procedures shall be normal and customary in the investment banking and/or financial services industry, and
(v) deliver such documents and certificates as may be reasonably requested by each Requesting Holder and

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Participating Holder and the managing underwriter or underwriters, if any, to evidence compliance with Section 4(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Each of the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                           (m)      otherwise use its best efforts to comply
with all applicable rules and regulations of the Commission and make generally available to holders of Registrable Securities covered by a Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 calendar days after the end of any 12-month period (or 90 calendar days, if such period is a fiscal year); (i) commencing at the end of any fiscal quarter in which the Registrable Securities covered by a Registration Statement is sold to underwriters in a firm or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said 12-month periods; and

                           (n)      make available for inspection by any holder
of Registrable Securities covered by a Registration Statement any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records which the Company determines in good faith to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each such holder of Registrable Securities covered by a Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each such holder of Registrable Securities covered by a Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allows the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

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         The Company may require each Requesting Holder and Participating Holder to furnish to the Company such information regarding the distribution of the Registrable Securities sought to be registered as the Company may from time to time reasonably request in writing and the Company may exclude from registration the Registrable Securities of any such Shareholder if it fails to furnish such information within a reasonable time after receiving such request.

         Each Requesting Holder and Participating Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (iii), (v) or (vi) of Section 4(c) hereof, such holder shall forthwith discontinue disposition of the Registrable Securities until it receives copies of the supplemented or amended Prospectus contemplated by
Section 4(k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Requesting Holder and Participating Holder will deliver to the Company all copies other than permanent file copies then in such Shareholder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

                  5.       REGISTRATION EXPENSES.

                           (a)      Except as set forth in Section 5(c) hereof,
all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Demand Registration or any Piggyback Registration, including, without limitation, all (i) registration and filing fees including National Association of Securities Dealers' fees and fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with blue sky qualifications of the Registrable Securities covered by the Registration Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any),
(iii) printing expenses (including expenses of printing certificates for the Registrable Securities covered by the Registration Statement in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses) and the expenses related to copying any documents or agreements related to such registration, (iv) fees and disbursements of counsel for the Company of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and of all underwriters and (v) fees and expenses of other Persons, such as any transfer agent or registrar, retained by the Company in connection with such registration shall be borne by the Company, regardless of whether the Registration Statement becomes effective.

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                           (b)      The Company shall, under either a Piggyback
or Demand Registration, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any Person (other than legal counsel), including special experts, retained by the Company, regardless of whether the Registration Statement becomes effective.

                           (c)      The Requesting Holder or Participating
Holder shall bear the following expenses in connection with any Demand or Piggyback Registration regardless of whether the Registration Statement becomes effective: (i) all discounts commissions or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Registrable Securities of such holder, (ii) all legal and accounting fees and expenses of such holder and (iii) all taxes of such holder.

                  6.       INDEMNIFICATION.

                           (a)      INDEMNIFICATION BY COMPANY.  The Company
agrees to indemnify and hold harmless, to the full extent permitted by law, each Requesting Holder and Participating Holder, its trustees, beneficiaries, employees, directors and officers and each Person who controls any such Shareholder (within the meaning of Section 15 of the Securities Act) from and against all losses, claims, damages, liabilities, and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by such Shareholder specifically for use therein; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense of such Shareholder arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Shareholder or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Shareholder with a sufficient number of copies of the same and (ii) the Prospectus corrected such untrue statement or omission; and, PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and such Shareholder or its agent thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the

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

Registrable Securities covered by a Registration Statement to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Shareholder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act), as then customary in connection with similar transactions, if requested, including an exception relating to any information furnished to the Company in writing by such underwriters, selling brokers, dealer managers and similar securities industry professionals.

                           (b)      INDEMNIFICATION BY SHAREHOLDERS.  In
connection with each Demand Registration and Piggyback Registration hereunder, each Requesting Holder and Participating Holder, respectively, shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and agrees, severally but not jointly, to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors and employees and each Person who directly or indirectly controls the company (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities, and reasonable expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent but only to the extent that such untrue statement or omission is contained in such information so furnished by such Shareholder to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement. The amount payable by any Requesting Holder or Participating Holder with respect to the indemnification set forth in this subsection (b) in connection with any Demand Registration or Piggyback Registration shall not exceed the amount of gross proceeds received by such Requesting Holder or Participating Holder, as the case may be, from the sale of Registrable Securities sold in the offering made pursuant to such Demand Registration or Piggyback Registration, as the case may be.

                           (c)      CONDUCT OF INDEMNIFICATION PROCEEDINGS.  Any
Person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless: (x) the indemnifying party has agreed in writing to pay such fees or expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (z) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement of, or consent to the entry of any judgment with respect to, any claim in respect of which indemnification or contribution may be sought hereunder unless such settlement or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault by or on behalf of the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                           (d)      CONTRIBUTION.  If for any reason the
indemnification provided for in the preceding Sections 6(a) and 6(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 6(a) and 6(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                       -14

                  7.       HOLDBACK AGREEMENT; PRESS RELEASES.

                           (a)      The Shareholders agree not to effect any
public sale or distribution of Registrable Securities, including sales pursuant to Rule 144 of the Commission promulgated under the Securities Act, during the fourteen days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed in connection with a registration (in which the Shareholder participates) under Sections 2 or 3 of this Agreement (or such longer periods, not to exceed 180 days, as may be requested by the underwriter or underwriters of such offering), except as part of such registration, if and to the extent requested by the Company in the case of a non-underwritten offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten offering.

                           (b)      Before any Requesting Holder or
Participating Holder shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 2 or 3 hereof that is intended for or may result in public knowledge thereof, such holder shall so advise the Company and shall not disseminate or announce publicly such information without the Company's consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

                           (c)      Notwithstanding anything to the contrary
contained herein, the parties hereto agree not to exercise any registration rights provided herein without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") until 180 days after the date of the prospectus used in connection with the Offering.

                  8.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                           (a)      If any of the Registrable Securities covered
by a Registration Statement is to be used in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company; PROVIDED, HOWEVER, that in a Demand Registration, such selection shall be subject to the consent of the Requesting Holders, which consent shall not be unreasonably withheld.

                           (b)      No Person may participate in any
Underwritten Registration hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

                                       -15

                  9. EFFECTIVENESS AND TERMINATION. The rights and obligations under this Agreement shall become effective upon consummation of the Offering and, except for continuing obligations pursuant to Sections 5 or 6, shall automatically terminate with respect to each Shareholder upon the sale or other disposition by such Shareholder of all his, her or its Registrable Securities.

                  10.      MISCELLANEOUS.

                           (a)      NOTICE.  Any notice, demand, claim or other
communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by prepaid courier, or sent by facsimile to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice).

                           (b)      ENTIRE AGREEMENT.  This Agreement contains
every obligation and understanding between the parties relating to the subject matter hereof and merges and supersedes all prior discussions, negotiations and agreements (both oral and written), if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

                           (c)      BINDING EFFECT.  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

                           (d)      ASSIGNMENT.  Except as provided in this
Section 10(d), neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, except, in the case of the Company, by operation of law. Each party hereto (other than the Company) who is a Permitted Transferee (as defined below) may assign his, her or its rights and obligations hereunder to another Permitted Transferee; PROVIDED, that in order to exercise such rights, the assignee must be a Permitted Transferee at the time of exercise of any such rights. An assignee's exercise of any rights assigned to him, her or it hereunder is evidence of its agreement to be bound, as to him, her or it, to the same obligations as are applicable hereunder to the assignor. For purposes hereof, "Permitted Transferee" shall have the meaning ascribed to it in the Company's Articles of Incorporation. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by the parties and their permitted successors (which shall include, in the case of an individual, such individual's estate, guardian, conservator, committee and assigns).

                           (e)      NO THIRD PARTY BENEFICIARY.  Other than
Merrill Lynch pursuant to the provisions of Section 7(c), nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                           (f)      HEADINGS.  The section and other headings
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

                           (g)      COUNTERPARTS.  This Agreement may be
executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                           (h)      GOVERNING LAW.  This Agreement has been
entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

                           (i)      ENFORCEMENT.  Each party hereto hereby
agrees that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning the sale or disposition of any Registrable Securities or any other matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and non-exclusive, and shall be in addition to any other remedies which the parties may have.

                           (j)      TRUSTEES' CAPACITY.  With respect to
obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Agreement shall be binding upon such trustees only in their capacities as trustees, not individually, and not with respect to any Registrable Securities other than Registrable Securities held by them in their capacity as trustee of such trust.

                  IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                            THE COMPANY

                                            GOLDEN BEAR GOLF, INC.



                                            By:
                                               ------------------------------
                                               Address:

                                            THE SHAREHOLDERS

                                            GOLDEN BEAR INTERNATIONAL, INC.



                                            By:
                                               ------------------------------
                                            Address:


                                            JACK W. NICKLAUS



                                            --------------------------------
                                            Address:


                                            JACK W. NICKLAUS, II TRUST u/a



                                            By:
                                               ------------------------------
                                              Barbara B. Nicklaus, As Trustee
                                              and not Individually



                                            By:
                                               ------------------------------
                                               Richard P. Bellinger, As Trustee
                                               and not Individually
                                               Address:


                                            STEVEN NICKLAUS TRUST u/a



                                            By:
                                               ------------------------------
                                               Barbara B. Nicklaus, As Trustee
                                               and not Individually



                                            By:
                                               ------------------------------
                                               Richard P. Bellinger, As Trustee
                                               and not Individually
                                               Address:

                                            NANCY J. NICKLAUS O'LEARY TRUST u/a



                                            By:
                                               ------------------------------
                                               Barbara B. Nicklaus, As Trustee
                                               and not Individually



                                            By:
                                               ------------------------------
                                               Richard P. Bellinger, As Trustee
                                               and not Individually
                                               Address:


                                            GARY T. NICKLAUS TRUST u/a/



                                            By:
                                               ------------------------------
                                               Barbara B. Nicklaus, As Trustee
                                               and not Individually



                                            By:
                                               ------------------------------
                                               Richard P. Bellinger, As Trustee
                                               and not Individually
                                               Address:


                                            MICHAEL S. NICKLAUS TRUST u/a



                                            By:
                                               ------------------------------
                                               Barbara B. Nicklaus, As Trustee
                                               and not Individually



                                            By:
                                               ------------------------------
                                               Richard P. Bellinger, As Trustee
                                               and not Individually
                                               Address: